Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Bradley E. Larson, Chief Executive Officer of the Company and Clint Tryon, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer of the Company, certify to their knowledge:
     (1) The quarterly report on Form 10-Q of the Company for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Bradley E. Larson	/s/ Clint Tryon

Bradley E. Larson	Clint Tryon
Chief Executive Officer	Chief Financial Officer
November 10, 2005	November 10, 2005